                                                                   EXHIBIT 10.4

                        INCENTIVE STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (this "Agreement"), is made and effective as of this ___ day of ________, 1998, by and between Smith-Gardner & Associates, Inc., a Florida corporation (the "Company") with its principal place of business at 1615 South Congress Avenue, Delray Beach, Florida 33445-6368, and _________________________ (the "Optionee").

                                    RECITALS

          Pursuant to the Smith-Gardner & Associates, Inc. 1998 Stock Option Plan (the "Plan"), the Company desires to grant to the Optionee, and the Optionee desires to accept, an option to purchase shares of the Company's common stock, $.01 par value per share (the "Common Stock"), upon the terms and conditions set forth in this Agreement.

                               TERMS OF AGREEMENT

          In consideration of the mutual representations, warranties, covenants and conditions contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.      GRANT OF OPTION

        Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee an incentive stock option (the "Option") to purchase an aggregate of ______________ (___) shares (the "Option Shares") of Common Stock. This Option is intended to be treated as an option which qualifies as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.      EXERCISE PRICE

        The exercise price ("Option Price") of this Option shall be $4.53 per Option Share; PROVIDED, HOWEVER, that in the event that the Company completes an initial public offering of Common Stock under the Securities Act by July 1, 1999, then immediately upon the closing thereof the Option Price shall automatically be adjusted to equal the price at which shares of Common Stock are offered for sale to the public pursuant to such offering. The Option Price of this Option shall be subject to adjustment in the event of changes in the capitalization of the Company, as set forth in Section 8 hereto.

3.      TERM AND VESTING OF OPTION

        (a) OPTION PERIOD. Subject to the provisions of the Plan, this Option shall terminate and all rights to purchase shares hereunder shall cease on the ten year anniversary of the Grant Date.

        (b) VESTING. Subject to the provisions of the Plan, this Option shall become exercisable with respect to 25% of the total number of shares subject to this Option on the date that is 12 months after the Grant Date (the "Vesting Date") and with respect to an additional 25% of the number of such shares on each of the next three succeeding anniversaries of the Vesting Date. Notwithstanding the foregoing, the Board of Directors of the Company ("Board") may in its discretion provide that any vesting requirement or other such limitation on the exercise of this Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date, so as to accelerate the time at which this Option may be exercised.

        (c) CHANGE IN CONTROL. In the event of a Change in Control (as defined below), all rights to acquire Option Shares hereunder shall become immediately exercisable in full, without regard to any limitation on exercise imposed pursuant to Section 3(b) above. For purposes of this Agreement, a "Change in Control" shall be deemed to occur if any person shall (a) acquire direct or indirect beneficial ownership of more than 50% of the total combined voting power with respect to the election of directors of the issued and outstanding stock of the Company (except that no Change in Control shall be deemed to have occurred if the persons who were stockholders of the Company immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or (b) have the power (whether as a result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board. For purposes of this Agreement, a "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act) and "beneficial ownership" shall be determined in accordance with Rule 13d-3 under the Exchange Act.

4.      TRANSFERABILITY OF OPTION

        This Option shall not be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution.

5.      REQUIREMENTS OF LAW

        (a) VIOLATIONS OF LAW. The Company shall not be required to sell or issue any shares of Common Stock under this Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation, any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        (b) REGISTRATION. At the time of any exercise of this Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees or legal representative, as the case may be), as a condition to the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. The Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. Optionee agrees to execute any "lock-up" or similar agreement required by the Company's underwriters in connection with the Company's initial public offering. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of the Option or to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        (c) WITHHOLDING. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of the Option, including, but not limited to, (i) the withholding of delivery of shares of Common Stock upon exercise of the Option until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable upon exercise of the Option in an amount sufficient to reimburse the Company for the amount it is required to so withhold, or (iii) withholding the amount due from Optionee's wages or compensation due such person.

6.      DISCLAIMER OF RIGHTS

        No provision of this Agreement shall be construed to confer upon any individual, including Optionee, the right to remain in the employ of the Company or any Subsidiary or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of any individual, including Optionee, at any time, or to terminate any employment or other relationship between any individual, including Optionee, and the Company or any Subsidiary.

7.      PROVISIONS OF THE PLAN

        The provisions of the Plan shall govern if and to the extent that there are inconsistencies between those provisions and the provisions of this Agreement. By execution of this Agreement, the Optionee acknowledges receipt of a copy of the Plan and represents that he (i) is familiar with the terms and provisions of the Plan, (ii) accepts the Option subject to all of the terms and provisions of the Plan, and (iii) after reviewing the Plan and this Agreement in their entirety, has had the opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all of the provisions of this Agreement and the Plan prior to execution of this Agreement.

8.      MISCELLANEOUS

        (a) NO WAIVER. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

        (b) INCORPORATION OF DEFINITIONS. Unless otherwise provided in this Agreement, capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Plan.

        (c) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware, without application to the principles of conflict of laws.

        (d) NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when personally delivered, one day following the day when deposited with an overnight courier service for overnight priority service, such as Federal Express, for delivery to the intended addressee or three days following the day when deposited in the United States mails, first class postage prepaid, certified or registered mail, and addressed, in the case of the Company, as set forth in the first paragraph of this Agreement, and, in the case of Optionee, as set forth below Optionee's signature on the last page hereof. Any person may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

        (e) BINDING NATURE OF AGREEMENT; TRANSFERABILITY. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement shall not be assignable or transferable by the Optionee other than by will or the laws of descent and distribution.

        (f) SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

        (g) SECTION HEADINGS. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

        (h) NUMBER OF DAYS. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; PROVIDED, HOWEVER that if the final day of any time period falls on a Saturday, Sunday or holiday on which federal banks are or may elect to be closed, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or such holiday.

        (i) NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

        (j) ENTIRE AGREEMENT; AMENDMENTS. This Agreement fulfills and satisfies in full the Company's commitment to issue stock options to the Optionee as of the date of Optionee's employment with the Company which began on the Grant Date, as an inducement to Optionee to accept employment with the Company. This Agreement (including the documents and exhibits referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

        (k) CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and thereof strict construction shall be applied against any party. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to the rules and regulations promulgated thereunder, unless the context requires otherwise. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

        (l) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

        (m) PRONOUNS. The use of any gender in this Agreement shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                            SMITH-GARDNER & ASSOCIATES, INC.


                                            By: /s/ Wilburn Smith
                                               ---------------------------------


                                            Name: Wilburn Smith
                                                 -------------------------------

                                            Title: President
                                                  ------------------------------


                                            OPTIONEE:


                                            ------------------------------------

                                            ------------------------------------
                                            Address:
                                            ------------------------------------

                                            ------------------------------------